OceanFirst Financial Corp.
OceanFirst Financial Corp.
John
John
R.
R.
Garbarino
Garbarino
–
–
Chairman,
Chairman,
CEO
CEO
Vito
Vito
R.
R.
Nardelli
Nardelli
–
–
President,
President,
COO
COO
Michael J.
Michael J.
Fitzpatrick
Fitzpatrick
–
–
Executive
Executive
Vice
Vice
President, CFO
President, CFO
STIFEL NICOLAUS BANK CONFERENCE
STIFEL NICOLAUS BANK CONFERENCE
NOVEMBER 2, 2011
NOVEMBER 2, 2011
Exhibit 99.2
1
NASDAQ: OCFC

NASDAQ: OCFC 2
OceanFirst Financial Corp.
OceanFirst Financial Corp.
Forward Looking Statements:
This presentation contains certain forward-looking statements within the meaning of the
Private Securities Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company.  These forward-
looking statements are generally identified by use of the words “believe”, “expect”,
“intend”, “anticipate”, “estimate”, “project”, “will”, “should”, “may”, “view”, “opportunity”,
“potential”, or similar expressions or expression of confidence.  The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.
Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal
Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines.  These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and its subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC 3
Our 109-Year History
Our 109-Year History
Founded in Point Pleasant, NJ, in 1902, OceanFirst has grown from a small one-town savings and loan to a full-service community bank serving the Central
New Jersey shore.
OceanFirst demutualized and issued stock for the first time in 1996 and since then has succeeded as a public company in generating value for our shareholders, repurchasing
62.4% of IPO shares through 2006.
Announced 5% share repurchase plan, October 31, 2011 to begin the redeployment of excess capital built since 2008.
Built additional capital through 2011 with retained earnings and completion of a follow-on common stock offering in November 2009.

NASDAQ: OCFC 4
Community Bank serving the
Central Jersey Shore - $2.3 billion
in assets and 23 branch offices
Market Cap $238.2 million (as of
October 26, 2011)
Core deposit funded – 83.7% of
total deposits
Locally originated loan portfolio
with no brokered loans
Residential and commercial
mortgages
Consumer equity loans and
lines
C&I loans and lines
Corporate Profile
Corporate Profile
Note:  See Appendix 1 for Market Demographic information.
Ocean
Burlington
Morris
Sussex
Atlantic
Salem
Warren
Monmouth
Hunterdon
Cumberland
Bergen
Mercer
Somerset
Middlesex
Gloucester
Camden
Passaic
Cape May
Essex
Union
Hudson
Philadelphia
New York

NASDAQ: OCFC 5
Experienced Executive Management Team
Experienced Executive Management Team
Insider ownership of 27.5% is substantial – aligned with shareholders
OceanFirst Bank ESOP 10.3%
OceanFirst Foundation 7.1%
Directors & Senior Executive Officers 10.1% (CEO 5.3%)
Director and Proxy Officer Stock Ownership Guidelines
As of the March 9, 2011 proxy record date.
Name Position
# of Years in
Banking
# of Years
at OCFC
John R. Garbarino Chairman, Chief Executive Officer 40 40
Vito R. Nardelli President, Chief Operating Officer 37 7
Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 30 19

NASDAQ: OCFC 6
Our Strategy
Our Strategy
Positioned as the leading Community Bank alternative in attractive
Central Jersey Shore market – growing revenue and creating
additional value for our shareholders
Offering a full range of consumer and commercial banking products generating diversified income streams
Guarding credit quality in ALL business cycles
Transitioning the balance sheet with emphasis on core deposit funding and commercial lending growth
Ready for roll-up opportunities presented by smaller, in-market
“regulatory fatigued” competitors

NASDAQ: OCFC 7
Solid core operating earnings of $0.28 per share - $0.84 YTD
Credit costs begin to moderate as non-performing assets stabilize
Initial OCC Regulatory Examination successfully completed
Deposits grew $48.7 million, or 3.0%. Core deposits (i.e., all deposits excluding time deposits) comprise 83.7% of total deposits
Strong capital position – tangible common equity of 9.5% of assets
Quarterly return on average stockholders’ equity was 9.5%
Tangible book value continues to grow, increasing $0.14 to $11.46
5% Stock Repurchase Plan announced October 31, 2011
Highlights –
Highlights –
Third Quarter 2011
Third Quarter 2011

NASDAQ: OCFC 8
Increasing Primary Market Deposit Share
Increasing Primary Market Deposit Share
June 30, 2011
# of Dep. In Mkt. Mkt. Shr.
Rank Institution Branches ($000) (%)
Ocean County, NJ
1 Hudson City Bancorp Inc. (NJ) 14 2,696,041 20.61
2 TD Bank National Association (Canada) 21 1,863,624 14.25
3 Wells Fargo Bank NA (CA) 27 1,851,107 14.15
4 OceanFirst Financial Corp. (NJ) 18 1,404,686 10.74
5 Banco Santander S.A. (Spain) 25 1,314,909 10.05
6 Bank of America Corp. (NC) 22 1,149,747 8.79
7 Investors Bancorp Inc. (MHC) (NJ) 7 658,090 5.03
8 PNC Financial Services Group (PA) 14 418,878 3.20
9 Manasquan Savings Bank (NJ) 3 244,826 1.87
10 Sun Bancorp Inc. (NJ) 5 214,876 1.64
Total For Institutions In Market 199 13,078,903
Source:  FDIC
Deposit market share increased from 10.02% to 10.74%

NASDAQ: OCFC 9
Interest
Bearing
Demand
Deposits,
28.2%
Non-Interest
Bearing
Demand
Deposits,
8.9%
Jumbo Time
Deposits(1),
8.1%
Retail Time
Deposits,
27.7%
MMDA &
Savings,
27.1%
Deposit Composition Transition
Deposit Composition Transition
Interest
Bearing
Demand
Deposits,
7.6%
Non-Interest
Bearing
Demand
Deposits,
0.7%
Jumbo Time
Deposits(1),
4.7%
Retail Time
Deposits,
61.4%
MMDA &
Savings,
25.6%
Interest
Bearing
Demand
Deposits,
54.7%
Non-Interest
Bearing
Demand
Deposits, 8.6%
Jumbo Time
Deposits(1),
4.6%
Retail Time
Deposits,
11.7%
MMDA &
Savings,
20.4%
(1) Jumbo CDs have a balance of $100,000 or greater.
December 31, 2005
September 30, 2011
December 31, 1996

NASDAQ: OCFC 10
Loan Composition Transition
Loan Composition Transition
(1) Consumer and other loans primarily consist of home equity lines and loans.
Note: See Appendix 2 for specific portfolio metrics and commercial portfolio segmentation.
December 31, 2005
September 30, 2011
December 31, 1996
Commercial
& Industrial,
Consumer &
Other(1),
5.7%
Commercial
R.E., 17.8%
Consumer &
Other(1),
Consumer &
0.4%
Commercial
R.E., 4.3%
Residential
R.E., 89.6%
8.6%
Commercial
Residential
& Industrial,
3.8%
R.E., 69.8%
Commercial
R.E., 55.3%
Residential
12.3%
Other(1),
3.0%
& Industrial,
Commercial
R.E., 29.4%

NASDAQ: OCFC 11
NPL’s in a Diversified Portfolio
NPL’s in a Diversified Portfolio
Non-performing loan (“NPL”).
Data as of December 31 unless otherwise indicated.
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2008 2009 2010 9/30/2011
Residential - Primary Bank delivery channel Consumer
Commercial Real Estate and Construction Commercial
Exposure Concentrated in Lower Risk One-to-Four Family
NPL’s
originated by
alternative
Bank delivery
channels.

NASDAQ: OCFC 12
Provision for Loan Losses Exceed Charge-Offs
Provision for Loan Losses Exceed Charge-Offs
Building ALLL
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
Charge-Offs - One-to-Four Family Charge-Offs - Consumer Charge-Offs - Commercial Real Estate
Charge-Offs - Commercial Provision for Loan Losses
12/31/08 12/31/09 12/31/10 9/30/11

NASDAQ: OCFC 13 Net Interest Margin Net Interest Margin Stabilizing, Under Pressure in Low Interest Rate Environment 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2008 2009 2010 2011 2011

NASDAQ: OCFC 14
Diversified Streams of Non-Interest Income
Diversified Streams of Non-Interest Income
2011
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
1996 9/30/2011 (Annualized)
Fees and Service Charges Gain on Sale of Loans BOLI
Other Merchant Services Investment Services
Trust
Non-Interest Income excludes loss from other real estate operations, and other-than-temporary impairment in equity portfolio.

NASDAQ: OCFC 15 Earning Attractive Return on Equity Earning Attractive Return on Equity 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2008 2009 2010 2011 (Annualized) (1) Secondary capital raise (1)

NASDAQ: OCFC 16
Challenge Today is to Grow Revenue
Challenge Today is to Grow Revenue
Build Shareholder Value
Build Shareholder Value
Business Plan targets growth within existing footprint – increasing market share
Twelve de novo branches since 2000 have performed well – still present room for additional growth
Non-interest income streams have been diversified, more important as additional margin expansion may prove troublesome
Assessing opportunistic roll-up of community banks in market
Recently announced share repurchase plan safely begins
deployment of excess capital in the interim
Financial performance to Plan builds value and preserves the right to remain independent

NASDAQ: OCFC 17
(1) Peers include: ALNC, CNBC, DCOM, FFIC, FLIC, HUVL, KRNY, LBAI, PBNY, PGC, RCKB, STBC, STL, SUBK, and TRST
Note: Financial data as of the most recent period available; market data as of October 26, 2011.
Source:  Sandler O’Neill.
Attractive Valuation Metrics
Attractive Valuation Metrics
OCFC
Peers
(1)
Valuation
Price / Tang. Book Value 110% 131%
Price / LQA EPS 11.3x 11.4x
Price / Estimated EPS 10.6x 11.4x
Cash Dividend Yield 3.80% 3.03%

NASDAQ: OCFC 18
Why OCFC…?
Why OCFC…?
Fundamental franchise value – superior market demographics
Experienced management team with substantial insider ownership –
aligned with shareholders
Increasing deposit market share
Conservative credit culture and profile
Solid financial performance – developing shareholder value
Strong balance sheet and capital base
Attractive current valuations

NASDAQ: OCFC 19 THANK YOU THANK YOU FOR YOUR INTEREST IN FOR YOUR INTEREST IN OCEANFIRST FINANCIAL CORP. OCEANFIRST FINANCIAL CORP.

NASDAQ: OCFC 20
Market Demographics
Market Demographics
APPENDIX 1
Ocean Monmouth Middlesex New Jersey National
Number of Offices 18 4 1
% of OceanFirst Deposits 84.9 11.8 3.3
Market Rank 4 16 33
Market Share (%) 10.7 1.1 0.3
Population 578,728 649,429 794,605
Projected 2010-2015
Population Growth (%)
4.0 2.0 1.8 1.2 3.8
Median Household Income ($) 60,936 82,974 78,561 72,519 54,442
Projected 2010-2015 Median
Household Income Growth (%)
15.5 14.3 17.5 14.7 12.4
Deposit data as of June 30, 2011.
Demographic data as of June 30, 2010.
Source:  SNL Financial

NASDAQ: OCFC 21
One-to-Four Family Loans
Average size of mortgage loans $184,000
Interest-only loans - Amount $64.6 million
         - Percent of total one-to-four family loans 7.2%
         - Weighted average loan-to-value ratio (using original appraisal) 68%
- Amount $56.5 million
            - Percent of total one-to-four family loans 6.3%
Portfolio weighted average loan-to-value ratio (using original appraisal) 58%
Weighted average loan-to-value ratio of loans originated for the year ended December 31, 2010 60%
Weighted average loan-to-value ratio of loans originated for the nine months ended September 30, 2011 61%
Average FICO score  746
Average FICO score of loans originated for the year ended December 31, 2010 764
Average FICO score of loans originated for the nine months ended September 30, 2011 762
Percent of jumbo loans at origination 45.4%
Percent of loans outside the New York/New Jersey market 5.5%
Percent of loans outside Ocean/Monmouth Counties 39.1%
Percent of loans for second homes 7.8%
APPENDIX 2
Residential Portfolio Metrics
Residential Portfolio Metrics
As of September 30, 2011, unless otherwise noted.

NASDAQ: OCFC 22
APPENDIX 2
(Cont’d)
Commercial Portfolio Metrics
Commercial Portfolio Metrics
As of September 30, 2011.
Commercial Real Estate
Average size of commercial real estate loans $764,000
Largest commercial real estate loan $19.4 million
(Secured by local university dormitory housing)
Commercial Loans
Average size of commercial loan $207,000
Largest commercial loan $3.8 million

23
Commercial Portfolio Segmentation
Commercial Portfolio Segmentation
Total Commercial Loan Exposure
by Industry Concentration
Real Estate Investment by
Property Concentration
As of September 30, 2011.
APPENDIX 2
(Cont’d)
NASDAQ: OCFC
Construction, 8.9%
Retail Trade, 4.1%
Public
Administration, 4.7%
Miscellaneous, 7.5%
Healthcare, 5.9%
Accommodations/
Food Services, 6.0%
Wholesale Trade,
6.8%
Arts/Entertainment/
Recreation, 8.1%
Manufacturing, 4.9%
Real Estate
Investment, 34.4%
Educational Services,
4.4%
Other Services, 4.3%
Office, 36.0%
Multi-Family, 8.1%
One-to-Four Family,
5.4%
Miscellaneous, 8.7%
Retail Store, 7.6%
Industrial/
Warehouse, 20.5%
Shopping Center, 13.7%